Subsequent Events	9 Months Ended
Sep. 30, 2026
Notes and other explanatory information [abstract]
Subsequent Events

31.	Subsequent Events

Additional Investment in Neuronomics

On October 19, 2026, the Company invested CHF 500,031 (US$607,571) into Neuronomics as a capital contribution to increase its ownership percentage to 49.25% and support the Company’s growth.

Binance Hack

In October 2026, Binance, which held approximately 38.9% ($218.2 million) of the digital assets deposited with custodians and exchanges by the Company and its subsidiaries as at September 30, 2026, reported a security incident affecting its platform. The Company has confirmed that none of its digital assets, or those held on behalf of Valour or its ETPs, were affected by the incident, and that no private keys, wallets, credentials or signing infrastructure associated with Valour were compromised. Binance has confirmed that the Company’s assets are fully accounted for and available to it, and the Company currently has full access to, and may withdraw, these assets at its discretion.

As of the approval date of these financial statements, the Company has moved approximately $138 million of assets previously held in Binance to other custodians. There can be no assurance that Binance or any other custodian or exchange used by the Company will not experience a security breach or other incident in the future that results in the loss of, or delayed access to, the Company’s digital assets, or that any compensation offered by a custodian or exchange would be sufficient to cover any such loss.

Security Incident

In November 2026, SDI, a subsidiary of the Company, was notified that a security incident at one of its third-party software suppliers resulted in the unauthorized disclosure of certain customer information; the Company's platform and digital assets were not affected, and the incident remains under investigation.